                                                                    EXHIBIT 10.6

                        [GTE INTERNETWORKING LETTERHEAD]


                        SERVICE QUOTATION AND ORDER FORM
--------------------------------------------------------------------------------
TO: MICRO-MEDIA SOLUTIONS INC.                 Quote Date:     02/02/2000

    Attn: Cliff Luckey                         Quote Valid To: 03/03/2000
    501 Waller St.
    Austin, TX 78702                           Quote Number:   197451


    Customer Reference #: 8797

    This pricing is based on purchasing 3 Full OC-3's at a time to a total of 13 over the course of the next 12 months

SERVICES OFFERED:  INTERNET ADVANTAGE 7.1   Based on the Purchase of 3 circuits
                                            at a

  Service Period: 3 Years

The Service Period shall commence upon GTE Internetworking's provisioning of the Service listed on this Service Quotation and Order Form ("Quotation").

PRODUCT DESCRIPTION AND

LINE ITEMS WITH ONE-TIME FEES                     PRICE          DISCOUNTED      DISCOUNT PRICE     ONE-TIME PRICE
-----------------------------                --------------      ----------      --------------     --------------
BGP4 Routing Setup                           $     1,000.00        100 %         $         0.00     $        0.00
Activation, OC3                              $     6,000.00        100 %         $         0.00     $        0.00
Leased Circuit Installation Fee              $     2,500.00                                         $    2,500.00
                                             --------------                                         -------------
                                                                           Total One-Time Charges:  $    2,500.00

                                                                                    MONTHLY
LINE ITEMS WITH MONTHLY RECURRING FEES       MONTHLY PRICE       DISCOUNTED      DISCOUNT PRICE     ANNUAL PRICE
                                             --------------      ----------      --------------     -------------
Frac OC3 Bronze Service Fee, 155Mbps         $   170,500.00         50 %         $    85,250.00     $1,023,000.00
Leased Circuit Monthly Recurring             $     2,000.00                                         $   24,000.00

                                             --------------                                         -------------
                    Total Monthly Charges:   $    87,250.00                  Total Annual Charges:  $1,047,000.00

     GTE Internetworking Service Quotation 197451 for Micro-Media Solutions Inc.
--------------------------------------------------------------------------------

TO INITIATE THIS CONTRACT

1. Read the Service Descriptions and the Agreements presented by your Sales Representative.

2. Initial the Agreements section indicating that you have received and read the indicated documents and that you agree that these documents are incorporated herein by reference.

3. If you have previously agreed to applicable agreement(s) for the Service(s) being ordered under this Service Quotation and Order Form it will be indicated as "On File" below and your initials are not required. You agree that the Services quoted herein shall be provided pursuant to these terms and conditions.

     AGREEMENTS                                         INITIALS

     On File Master Agreement                           On File

     Service Schedules

     Internet Advantage 7.1 Service Sched v.12.99
                                                     ---------------

     Copies of documents previously agreed upon by you and indicated as "On File" above may be obtained from your Sales Representative.

TERMS
-----
Quotation       This Quotation will expire on the "Valid To" date noted above.

Payment Terms: Payment is due no later than thirty (30) days after the date of the GTE Internetworking invoice. GTE Internetworking may, in its sole discretion, require alternative payment terms (i.e., advance payment or letter of credit) if GTE Internetworking determines your credit standing does not meet the criteria set forth in GTE Internetworking's Customer Credit Policy.

Telco Charges:  Any telco-related fees are estimates only. Whether or not complete activation of Services has occurred, in all cases you will be responsible for actual incurred telco charges.

The terms and conditions of this Quotation, as well as all documents incorporated by reference as set forth above, constitute the complete and exclusive statement of the agreement between GTE Internetworking and you with respect to the purchase of the Service(s) noted, and supercedes all previous representations, understandings, or agreements pertaining to the Service(s), and shall prevail over any conflicting provisions of any purchase order or any other instrument issued by you, it being understood that any purchase order issued by you shall be for your convenience only.

Modifications to the terms and conditions contained in this Agreement including any documents incorporated by reference are not permitted and shall not be valid, unless specifically agreed to in writing by an authorized GTE Internetworking contracts representative. Our commencement of any Services to you as described in this Quotation shall constitute GTE Internetworking's acceptance of this Quotation. By signing below, you are authorizing GTE Internetworking to provision and commence the Services as listed above pursuant to the above fees and terms and conditions and you agree that you are responsible for payment whether or not you have issued a purchase order to GTE Internetworking. You acknowledge that you have reviewed the terms and conditions of all documents that are part of this Agreement and agree to be legally bound by same.

     GTE Internetworking Service Quotation 197451 for Micro-Media Solutions Inc.
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4.   Complete and sign the section below.

      --------------------------------------------------------------------
      ACCEPTED AND AGREED BY:

      Company Name (Type or Print Full Legal Name):
                                                   -----------------------
      Signature:                               Date:
                -----------------------------       ----------------------
      Print Name:                              Title:
                 ----------------------------        ---------------------

      --------------------------------------------------------------------

5. If there is a purchase order associated with this order, please indicate the purchase order number and submit it to your GTE Internetworking Sales Representative.

     Purchase Order
                    ------------------------------------

6.   Please submit a signed copy of this document to Gregg Smith at (214)
     800-5848.

   Should you have any questions about this Service Quotation and Order Form, please contact Gregg Smith by phone at (214) 800-5830 or send
                           e-mail to gsmith@bbn.com.